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                                                                   EXHIBIT 10.15

THIS INSTRUMENT PREPARED BY:
Robert O. Sammons
Floyd & Sammons, P.A.
1552 Sixth Street
Winter Haven, FL 33880
Attorney for Grantor

                Agreement Regarding Deeds in Lieu of Foreclosure

         THIS AGREEMENT made the 29 day of Oct. , 2001 by TOHO HOLDINGS, INC., A FLORIDA CORPORATION, hereinafter referred to as Toho, R WHOSE address is 3650 Cypress Gardens Boulevard, Winter Haven FL 33880, and FIDRA HOLDINGS, INC., A LIMITED PARTNERSHIP FORMED UNDER THE LAWS OF ______________, whose federal
taxpayer identification number is (        ) and whose address is Suite 1, West
Bay Street, P. O. Box CB-11728, Nassau Bahamas, hereinafter referred to as
Fidra:

         The parties agree as follows:

1. Toho is indebted to Fidra under three mortgages Toho agrees to convey the following properties to Fidra:

         Begin at a point 551 .9 feet East and 25 feet South of the Northwest Corner of Section 1, Township 29 South, Range 26 East, run South
         89 degrees 39' 30" East along road right-of-way of 540A, 70.1 feet, thence South 140 feet, West 70.1 feet, North 130 feet to the point of beginning; being part of Lots 6 and 7 of Villa Estates Subdivision, according to the plat thereof, recorded in Plat Book 14, page 10 of the Public Records of Polk County, Florida.

         Tax Identification Number: 012926-663500-000061

         and:

         Commence at the intersection of the North right-of-way of Interstate No. 4 and the West boundary of Section 11, Township 27 South, Range 24 East, Polk County, Florida, run thence North 72 degrees 50' 19" East, along said right-of-way a distance of 450.00 feet, thence leaving said right-of-way run North 00 degrees 11' 36" West, a distance of 535.10 feet for the Point of Beginning, thence continue North 00 degrees 11' 36" West a distance of 598.47 feet; thence run North 81 degrees 28' 25" East, a distance of 145.42 feet; thence run North 00 degrees 10' 20" West, a distance of 370.35 feet to the southerly right-of-way boundary of State Road 33; thence run North 72 degrees 50' 50" East, along the southerly right-of-way boundary of said State Road 33, a distance of 154,69 feet; thence run South 00 degrees 0' 50" West, a distance of 882,63 feet; thence run South 62 degrees 00' 04" along the centerline of a ditch as now located, a

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         distance of 326.71 feet to the Point of Beginning.

         Tax Identification Number: 112724-000000-043050

         and

         Commence at the intersection of the North right-of-way of Interstate No. 4 and the West boundary of Section 11, Township 27 South, Range 24 East, Polk County, Florida, run thence North 72 degrees 50' 19" East, along said right-of-way a distance of 750.00 feet, thence leaving said right-of-way run due North a distance of 763.49 feet for the Point of Beginning, thence continue North a distance of 719.09 feet to a point lying on the southerly right-of-way of S.R. 33; thence run North
         70 degrees 50' 50" East, along said right-of-way a distance of 150 feet, thence leaving said right-of-way run South 00 degrees 00' 06" West, a distance of 763.33 feet, thence run North 89 degrees 50' 54" West a distance of 143.32 feet to said Point of Beginning.

         Tax Identification Number: 112724-000000-043060

2. Fidra agrees to accept the conveyances of the property in full payment of the personal obligation for any potential deficiency judgement or further obligation of Toho to Fidra under the following mortgages:

         A. that mortgage between Toho and Fidra, dated December 13, 1999, and recorded on January 12, 2000 in O.R. Book 4385, page
                  1107, of the public records of Polk County, Florida, and

         B. that mortgage between Toho and Fidra, dated December 13, 1999, and recorded on January 12, 2000 in O.R. Book 4385, page 1110, of the public records of Polk County, Florida.

         C. that mortgage between Toho and Fidra dated December 13, 1999 and recorded on November 15, 2001 in O.R. Book 4850, page 96, of the public records of Polk County, Florida.

3. Fidra's interest as a mortgagee under any mortgage and the fee simple ownership in the property encumbered by the mortgage shall not merge unless and until Fidra executes a warranty deed conveying the property without exception for the mortgage, or records an affidavit expressly stating an intent to merge those interests. Fidra reserves the right to foreclose any or all mortgages, but if so, no judgment shall be applied for against Toho other than against any interest of Toho in the properties described above, Other than for the interest of Toho in the properties described above, Fidra hereby releases Toho of all further liability under the notes and mortgages described above.

4. The references to any potential interest of Toho in the properties is for caution and to allow Toho to be joined in any foreclosure to accomplish the quieting of title and Toho does not intend to retain any interest in the properties described above.

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         IN WITNESS WHEREOF, the said parties have signed and seated these presents the day and year first above written.

Witnesses:

/s/ Helen Taillefer                          Toho Holdings, Inc.
---------------------------
   (witness signature)
witness print name: Helen Taillefer

                                             By: /s/ Frank Dolney
___________________________                     ----------------------
    (witness signature)                         Frank Dolney, president
witness print name:

Witnesses:

___________________________                  Fidra Holdings, Inc.
    (witness signature)

witness print name:

___________________________                  By:__________________________
    (witness signature)                                  (Signature)
witness print name:                          Print name:
                                             Title: